UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FBMS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of The First Bancshares, Inc.’s press release issued on September 2, 2021 related to the matters discussed below.

Furnished as Exhibit 99.2 is a copy of First Bancshares, Inc.’s slide presentation dated September 2, 2021 related to the matters discussed below.

The information contained in this Item 7.01 and in Exhibits 99.1, and 99.2  attached to this Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01. Other Events.

Branch Purchase

On September 2, 2021, The First, A National Banking Association (“The First”) entered into an agreement with Cadence Bank and BancorpSouth Bank to purchase 7 bank branches. The definitive purchase agreement provides that the consummation of the transaction must occur within 180 days following the BancorpSouth and Cadence merger. However, this transaction is expected to close in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions, including the consummation of the BancorpSouth and Cadence merger and receipt of all necessary regulatory approvals. The First is the bank subsidiary of The First Bancshares, Inc. (the “Company”).

The branches are in Starkville, Mississippi (3 branches), West Point, Mississippi (2 branches), and Aberdeen, Mississippi (2 branches). It is expected that The First  will assume approximately $450 million in deposits for a premium of $1 million, acquire approximately $42 million in loans at par value, acquire the real estate associated with the 7 branches at their appraised value, and acquire other assets associated with the branches at book value.

Forward Looking Statements

This communication and certain of our other filings of the Company with the Securities and Exchange Commission contain statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact are forward-looking statements.  Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements.  Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties.  Actual results may differ materially from those contemplated by such forward-looking statements.  Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; (10) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; (12) the possibility that the proposed transaction will not close when expected or at all because required regulatory approval are not received or other conditions to the closing are not satisfied on a timely basis or at all; (13) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from the integration of customers or as a result of the strength of the economy and competitive factors in the areas where the Company does business; (14) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services.  These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov.  Undue reliance should not be placed on forward-looking statements.  The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits.

Exhibit #	Description
99.1	Text of Press Release issued September 2, 2021
99.2	Slide Presentation dated September 2, 2021

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.
Date: September 2, 2021

	By:	/s/ Donna T. (Dee Dee) Lowery
Name: Donna T. (Dee Dee) Lowery
Title: EVP and CFO